                                   EXHIBIT 11


                  CHEMED CORPORATION AND SUBSIDIARY COMPANIES

               COMPUTATIONS OF EARNINGS PER COMMON SHARE AS SHOWN
                         IN ANNUAL REPORT ON FORM 10-K
                      (in thousands except per share data)


================================================================================================================================
                                                                                                          1992
                                                                                               ---------------------------
                                                                                            Income from
                                                                                             Continuing
                                                                                             Operations             Net Income
- --------------------------------------------------------------------------------------------------------------------------------
 Computation of Earnings per Common and Common Equivalent Share:  (a)
 Reported income. . . . . . . . . . . . . . . . . . . .                                        $ 12,506               $ 15,651
                                                                                               ========               ========

 Average number of shares used to compute
   earnings per common share. . . . . . . . . . . . . .                                           9,803                  9,803
 Effect of unexercised stock options. . . . . . . . . .                                              41                     41
                                                                                               --------                -------

 Average number of shares used to compute  earnings per
 common and common  equivalent share . . . . . . . . .                                         $  9,844               $  9,844
                                                                                               ========               ========

 Earnings per common and common
   equivalent share . . . . . . . . . . . . . . . . . .                                        $   1.27               $   1.59
                                                                                               ========               ========


 Computation of Earnings per Common Share Assuming Full Dilution:  (a)
 Reported income. . . . . . . . . . . . . . . . . . . .                                        $ 12,506               $ 15,651
                                                                                               ========               ========
 Average number of shares used to compute
   earnings per common share. . . . . . . . . . . . . .                                           9,803                  9,803
 Effect of unexercised stock options. . . . . . . . . .                                              48                     48
                                                                                               --------               --------
 Average number of shares used to compute
   earnings per common share assuming full dilution. .                                            9,851                  9,851
                                                                                               ========               ========
 Earnings per share assuming full dilution . . . . . .                                         $   1.27               $   1.59
                                                                                               ========               ========


________________________

(a) This calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although not required by APB Opinion No. 15 because it results in dilution of less than 3%.

                                   EXHIBIT 11
                                  (Continued)

                  CHEMED CORPORATION AND SUBSIDIARY COMPANIES

               COMPUTATIONS OF EARNINGS PER COMMON SHARE AS SHOWN
                         IN ANNUAL REPORT ON FORM 10-K
                      (in thousands except per share data)


=================================================================================================================================
                                                                                                         1993
                                                                                               ---------------------------
                                                                                            Income from
                                                                                             Continuing
                                                                                             Operations             Net Income
- ---------------------------------------------------------------------------------------------------------------------------------
 Computation of Earnings per Common and Common Equivalent Share:  (a)
 Reported income. . . . . . . . . . . . . . . . . . . .                                        $ 14,843               $ 19,480
                                                                                               ========               ========

 Average number of shares used to compute
   earnings per common share. . . . . . . . . . . . . .                                           9,778                  9,778
 Effect of unexercised stock options. . . . . . . . . .                                              52                     52
                                                                                               --------                -------

 Average number of shares used to compute  earnings per
  common and common equivalent share . . . . . . . . .                                         $  9,830               $  9,830
                                                                                               ========               ========

 Earnings per common and common
   equivalent share . . . . . . . . . . . . . . . . . .                                        $   1.51               $   1.98
                                                                                               ========               ========

 Computation of Earnings per Common Share Assuming Full Dilution:  (a)
 Reported income. . . . . . . . . . . . . . . . . . .                                          $ 14,843               $ 19,480
                                                                                               ========               ========
 Average number of shares used to compute
   earnings per common share. . . . . . . . . . . . .                                             9,778                  9,778
 Effect of unexercised stock options. . . . . . . . .                                                59                     59
                                                                                               --------               --------
 Average number of shares used to compute
   earnings per common share assuming full dilution. .                                            9,837                  9,837
                                                                                               ========               ========
 Earnings per share assuming full dilution . . . . . .                                         $   1.51               $   1.98
                                                                                               ========               ========
 ________________________

(a) This calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although not required by APB Opinion No. 15 because it results in dilution of less than 3%.

                                   EXHIBIT 11
                                  (Continued)

                  CHEMED CORPORATION AND SUBSIDIARY COMPANIES

               COMPUTATIONS OF EARNINGS PER COMMON SHARE AS SHOWN
                         IN ANNUAL REPORT ON FORM 10-K
                      (in thousands except per share data)


=================================================================================================================================
                                                                                                         1994
                                                                                               ---------------------------
                                                                                            Income from
                                                                                             Continuing
                                                                                             Operations             Net Income
- ---------------------------------------------------------------------------------------------------------------------------------
 Computation of Earnings per Common and Common Equivalent Share:  (a)
 Reported income. . . . . . . . . . . . . . . . . . . .                                         $14,532               $43,922
                                                                                                =======               ========

 Average number of shares used to compute
   earnings per common share. . . . . . . . . . . . . .                                           9,856                  9,856
 Effect of unexercised stock options. . . . . . . . . .                                              59                     59
                                                                                                -------                -------

 Average number of shares used to compute  earnings per
  common and common equivalent share . . . . . . . . .                                          $ 9,915                $ 9,915
                                                                                                =======                =======

 Earnings per common and common
   equivalent share . . . . . . . . . . . . . . . . . .                                         $  1.47                $  4.43
                                                                                                =======                =======


 Computation of Earnings per Common Share Assuming Full Dilution:  (a)
 Reported income. . . . . . . . . . . . . . . . . . . .                                         $14,532                $43,922
                                                                                                =======                =======

 Average number of shares used to compute
   earnings per common share. . . . . . . . . . . . . .                                           9,856                  9,856
 Effect of unexercised stock options. . . . . . . . . .                                              68                     68
                                                                                                -------                -------
 Average number of shares used to compute
   earnings per common share assuming full dilution. .                                            9,924                  9,924
                                                                                                =======                =======
 Earnings per share assuming full dilution . . . . . .                                          $  1.46                $  4.43
                                                                                                =======                =======
________________________

(a) This calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although not required by APB Opinion No. 15 because it results in dilution of less than 3 percent.